UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 15, 2019

Q2 HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(Address of Principal Executive Offices, and Zip Code)

(512) 275-0072
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On July 15, 2019, Q2 Software, Inc., a subsidiary of Q2 Holdings, Inc. (the "Company"), and Odus E. Wittenburg, Jr. entered into an Amended and Restated Employment Agreement (the "Amended Employment Agreement"), which amends and restates in its entirety the employment agreement between Q2 Software, Inc. and Mr. Wittenburg dated August 22, 2016, as amended. The Amended Employment Agreement has no specific term and constitutes at-will employment. The Employment Agreement sets Mr. Wittenburg's base salary at $443,000 per year and his target annual cash incentive bonus at $382,000 per year, which are unchanged from his 2018 base salary and target bonus, as previously disclosed in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019. The Amended Employment Agreement provides that in the event that Mr. Wittenburg's employment is terminated without "cause" (as such term is defined in the Amended Employment Agreement), he will be entitled to receive an amount equal to 50% of his then-current annual base salary in equal installments over a six-month period. The payment of this severance amount is subject to Mr. Wittenburg (i) executing a general release and waiver of claims against the Company and (ii) undertaking to continue to protect the Company's confidential and proprietary information.
The foregoing description of the Amended Employment Agreement does not purport to be complete and is qualified in its entirety by the text of the Amended Employment Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated effective July 15, 2019, by and among Q2 Software, Inc. and Odus Edward Wittenburg, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

July 19, 2019	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer